Exhibit 99.1

NEWS RELEASE

Trinity Industries, Inc. Announces Plan to Sell Highway Products Business

DALLAS – November 03, 2021 – Trinity Industries, Inc. (NYSE:TRN) (“Trinity” or the “Company”) announced today that the Company has entered into a definitive agreement to sell its highway products business for $375 million in cash, subject to customary closing conditions and adjustments. Trinity’s highway products business is a leading manufacturer and global supplier of commercial highway products. The Company is selling the business to Monomoy Capital Partners, an operationally-focused middle market private equity fund, which will provide benefit to the highway products business and its investors.

This transaction has been approved by the Board of Directors and is subject to customary regulatory approvals. Trinity expects the transaction will close in the fourth quarter of 2021.

“We continue the process to optimize our business and believe that selling the highway products business will allow us to fully focus on the rail-related segments,” said Jean Savage, Trinity’s Chief Executive Officer and President. “Trinity’s long history in the North American rail industry gives me great confidence that focusing our attention and resources on this industry will allow us to meet our long-term financial and operational goals and continue to optimize our capital structure.”

“Our highway business has been performing well and the bid process was competitive, which allowed us to find the right buyer for the business and deliver a great outcome for our shareholders.” Ms. Savage continued, “I want to thank our employees in highway products for their hard work and contributions to Trinity and wish them continued success as they grow on a standalone basis.”

Following the closing of the transaction, the Company will report the results of its highway products business, currently included in the “All Other” segment, as part of discontinued operations. This includes any gains recognized on the sale of the business. Use of proceeds from the sale will flow through the Company’s capital allocation framework, and Trinity expects to return a significant portion of proceeds to shareholders.

J.P. Morgan Securities LLC is serving as the exclusive financial advisor to Trinity, and Akin Gump Strauss Hauer & Feld LLP is serving as the Company’s legal advisor in this transaction.

About Trinity Industries

Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our rail-related businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail platform provides railcar leasing and management services, as well as railcar manufacturing, maintenance and modifications. Trinity also owns businesses engaged in the manufacture of products used on the nation’s roadways and in traffic control. Trinity reports its financial results in three principal business segments: the Railcar Leasing and Management Services Group, the Rail Products Group, and the All Other Group. For more information, visit: www.trin.net.

Some statements in this News Release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity’s estimates, expectations, beliefs, intentions or strategies for the future, including the expected closing of the transaction. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the closing of the transaction is subject to a number of conditions, which in turn are subject to a broad range of risks and uncertainties that could affect Trinity, and there are no assurances that the closing will be completed when expected or at all. For a discussion of risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Investor Contact:

Leigh Anne Mann

Vice President, Investor Relations

Trinity Industries, Inc.

(Investors) 214/631-4420

Media Contact:

Jack L. Todd

Vice President, Public Affairs

Trinity Industries, Inc.

(Media Line) 214/589-8909

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